UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): December 30, 2004


                               AXEDA SYSTEMS INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 000-26287                              23-2763854
    ---------------------------------        ----------------------------------
        (Commission File Number)              (IRS Employer Identification No.)


         21 Oxford Road, Mansfield, Massachusetts                 02048
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         (Address of Principal Executive Offices)               (Zip Code)

                                  508-337-9200
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              (Registrant's Telephone Number, Including Area Code)


         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange  Act (17 CFR  240.13e-4(c))  Items to be  Included  in this Report

                       Items to be Included in this Report

ITEM 1.01 ENTRY INTO A MATERIAL  DEFINITIVE  AGREEMENT
See disclosure provided under Item 8.01 hereof regarding an amendment to the Registrant's 1999 Employee Stock Purchase Plan, adopted by the Registrant's stockholders at the Registrant's 2004 Annual Meeting of Stockholders held on December 30, 2004, to increase the total number of shares authorized for issuance under the plan from 500,000 to 1,000,000 shares.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.
At the Registrant's Annual Meeting of Stockholders held on December 30, 2004 (the "Annual Meeting"), the Registrant's stockholders approved an adjustment to the exercise price of certain warrants to purchase Registrant's common stock originally issued on September 23, 2003 to Special Situations Private Equity Fund, L.P. and its affiliates, or SSF, in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to
Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder. The warrants were originally exercisable for 2,459,050 shares of Registrant's common stock at an exercise price of $1.71 per share and were issued in connection with the private placement of 4,918,100 shares of Registrant's common stock to SSF on September 23, 2003 which yielded gross aggregate proceeds to Registrant of approximately $6.0 million. The warrants have a five-year term from their original date of issuance and none of the warrants have been exercised as of the date hereof. The Registrant's recent private placement of a secured convertible promissory note and related warrants to Laurus Master Fund, Ltd., or Laurus, triggered an adjustment to the number of shares obtainable upon full exercise of the warrants held by SSF, and, subject to approval by the Registrant's stockholders, an adjustment of the exercise price of the warrants held by SSF. Following the approval of the adjustment to the exercise price of the warrants held by SSF by Registrant's stockholders at the Annual Meeting, the SSF warrants are now exercisable for an aggregate of 3,114,797 shares at an exercise price of $1.35 per share.

ITEM 8.01 OTHER EVENTS
The Registrant's 2004 Annual meeting was held on December 30, 2004. The stockholders adopted the following proposals that were submitted to a vote at such meeting: (1) to elect two (2) of the Registrant's directors to serve for a three-year term ending in the year 2007 and until their successors are duly elected and qualified, or until their earlier resignation or removal; (2) to ratify the appointment of KPMG LLP as the Registrant's independent registered public accounting firm for the year ending December 31, 2004; (3) to approve the adjustment to the exercise price of warrants held by SSF from $1.69 per share to $1.35 per share; (4) to approve an amendment to the Registrant's Amended and Restated Certificate of Incorporation to increase the number of shares of our common stock authorized for issuance from 50,000,000 shares to 100,000,000 shares to allow for the full exercise of the warrant issued to SSF, to allow for the full conversion of the note and the full exercise of the warrant issued to Laurus and to ensure that the Registrant has sufficient shares available for issuance pursuant to its employee benefit programs, possible acquisitions and financings, and other corporate purposes; and (5) to approve an amendment to the Registrant's 1999 Employee Stock Purchase Plan to increase the total number of shares authorized for issuance under the plan from 500,000 to 1,000,000 shares. The results of the votes on these matters are disclosed below.

                                                                              Votes Withheld or
                                                                              -----------------
Proposal                                                   Votes For         Against or Withheld          Abstain
---------                                                   ---------         -------------------          -------
(1) Election of Directors
         Robert M. Russell Jr.                                   29,627,559                637,203              -
         Bruce J. Ryan                                           29,733,140                531,622              -

(2) To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending
     December 31, 2004.                                          29,659,238                485,451           120,073

(3) To approve the adjustment of the exercise price of the
    warrants held by Special Situations Private Equity Fund,
    L.P. and its affiliates, or SSF from $1.69 per share to
    $1.35 per share.                                             16,763,294             2,068,763           34,003

(4) To approve an amendment to our Amended and Restated
     Certificate of Incorporation to Increase the number of
     shares of our common stock authorized for issuance from
     50,000,000 shares to 100,000,000 shares.                    17,487,344             1,357,263            21,453

(5) To approve an amendment to our 1999 Employee Stock
     Purchase Plan to increase the total number of shares
     authorized for issuance under the plan from 500,000
     shares to 100,000,000 shares.                               17,254,800              1,593,992            17,268

The following are the names of each of our other directors whose term of office continued after the annual meeting:

   Directors Holding Office Until 2006:  Walter L. Threadgill and Dale E. Calder

   Directors Holding Office Until 2005:  Paul A. Vais and James R. McDonald

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               AXEDA SYSTEMS INC.

                                             By:  /s/ Karen F. Kupferberg
                                                 --------------------------
                                                  Karen F. Kupferberg
                                                  Executive Vice President and
                                                   Chief Financial Officer

Dated:  January 6, 2005


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